Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of HOOKIPA Pharma Inc. (the “Company”) on Form 10-Q for the quarterly period ended September 30, 2021 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, hereby certify, that to the best of their knowledge:

(1)          the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)          the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: November 10, 2021	/s/ Joern Aldag

Joern Aldag
Chief Executive Officer
(Principal Executive Officer)

Dated: November 10, 2021	/s/ Reinhard Kandera

Reinhard Kandera
Chief Financial Officer
(Principal Financial and Accounting Officer)